Fees Summary	Aug. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,497,900,000.00
Previously Paid Amount	0.00
Total Fee Amount	229,328.49
Total Offset Amount	0.00
Net Fee	$ 229,328.49
Final Prospectus	false